                                                         [NEUBERGER BERMAN LOGO]

Annual Report
December 31, 2001


                                             Neuberger Berman
                                             Advisers
                                             Management
                                             Trust





                                             Guardian
                                             Portfolio






B1016 02/02

Guardian Portfolio  Managers' Commentary
----------------------------------------

We are pleased to report that the Guardian Portfolio outperformed both the S&P 500 and Russell 1000 Value indices in 2001, closing a difficult year with a slightly negative return. The Portfolio has also outperformed its benchmarks over the three-year period ended December 31, 2001.


Average Annual Total Return(1)

                Guardian Portfolio  Russell 1000 (R) Value(2)         S&P 500(2)

1 Year                     (1.51%)                    (5.59%)         (11.88%)
Life of Fund               11.71%                      7.43%            7.02%
--------------------------------------------------------------------------------
Inception Date        11/03/1997


Comparison of a $10,000 Investment

[GRAPHIC OMITTED]
11/03/97     10,000  10,000  10,000
12/31/97     10,520  10,747  10,642
1998         13,851  12,427  13,683
1999         15,920  13,339  16,562
2000         16,100  14,275  15,054
2001         15,857  13,477  13,267

                                   Value as of 12/31/01
____  Guardian Portfolio                $15,857
----  Russell 1000 (R) Value            $13,477
====  S&P 500                           $13,267

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The results are compared with benchmarks, which may include a broad-based market index and or a narrower index. Please note that market indexes do not include expenses. All results include the reinvestment of dividends and capital gain distributions. Results represent past performance and do not indicate future results.

Our information technology investments had the most favorable impact on relative performance this year. Our stock selection successes include Microsoft and Lexmark, which we held through most of the year. We also took advantage of windows of opportunity presented by tech sector volatility--increasing our allocation to tech prior to the March/April rally, selling on strength, and then rebuilding positions in time to participate in the fourth quarter tech rebound.

Consumer discretionary investments such as auto seat manufacturer Lear and retailers Federated and The Gap performed well, as Federal Reserve interest rate cuts, mortgage re-financing, declining energy prices, and great deals like zero percent financing for autos, buoyed consumer spending. We were also opportunistic in this sector, investing in travel and tourism stocks after they had become outstanding fundamental bargains, in our opinion, following the September 11 terrorist attacks. Portfolio holdings such as Carnival Corp., and hotel/gaming company MGM Mirage posted excellent fourth quarter gains.

Our healthcare investments, primarily major pharmaceuticals companies including Schering Plough and Bristol Myers Squibb, were among our biggest portfolio disappointments. At the beginning of the year, we believed that maintaining positions in this "recession resistant" industry would help stabilize the portfolio and counterbalance our more aggressive, pro-cyclical investments. As we anticipated, drug company earnings held up very well relative to profits in cyclical industries as the economy entered recession. However, drug stocks were hit hard due to a slowdown in new product introductions, increased competition from generics, and the specter of potential price regulation in response to rapidly increasing healthcare costs. There are still

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

issues overhanging the pharmaceuticals industry, most notably defending the profit margins on patented drugs. However, we believe that most, if not all, the potential for bad news on this front is already baked into drug stock prices.

Our energy sector investments, primarily oil services companies, also disappointed due to what we expect to be a relatively short-lived supply/demand imbalance. Although inventories remain high, we believe they will be worked off as the global economy recovers in the year ahead and OPEC and others reduce production to support energy prices. It may take several quarters for energy prices and oil services company profits to rebound. But, at today's depressed valuations, we believe our energy holdings represent good long-term investment opportunity.

Over the next nine months or so, we believe the outlook for the economy and stock market is relatively bright. Federal Reserve interest rate cuts will be working through the system. Low energy prices and low financing costs for autos and housing will continue to help stimulate the economy. Inventories are at historically low levels in many industries. As inventories are re-stocked, the economy should emerge from recession rather quickly. Lower corporate break-even points (the result of recent years' aggressive cost cutting) have increased earnings leverage. Consequently, any top-line growth should be magnified in reported profits.

Looking farther out, however, the economic/market picture is less clear. The consumer remains extended and has spent a lot of money on big-ticket items in recent years. So, we don't see much pent-up demand supporting consumer spending down the road. The capital spending boom of the late 1990s created a lot of capacity in many industries. Consequently, capital spending may remain weak. Our primary concern is that the economic and profit recovery may not be as strong or as long-lived as fourth quarter market activity seems to be anticipating. For the time being, we will likely maintain the Guardian Portfolio's bias toward the cyclical sectors that performed so well during the fourth quarter. However, we will be closely monitoring economic activity and are prepared to become more defensive if our economic and market concerns prove warranted.

In closing, we are pleased we were able to outperform our benchmarks in a very challenging stock market environment. We believe the stock market can make some progress in the year ahead. As always, our investment decisions will be guided by value and supported by diligent research--the twin cornerstones to our investment success.

Sincerely,


                                /s/ KEVIN RISEN

                                 /s/ RICK WHITE

                          KEVIN RISEN AND RICK WHITE
                             PORTFOLIO CO-MANAGERS

1. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Results are shown on a total return basis and include reinvestment of all dividends and capital gain distributions. Performance data quoted represents past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts.

2. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Portfolio may invest in many securities not included in this index. The Russell 1000 (Registered Trademark) Index measures the performance of the 1,000 largest companies in the Russell 3000 (Registered Trademark) Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 (Registered Trademark) Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

The composition, industries and holdings of the Portfolio are subject to change.

While the benchmark used for comparative purposes is a Russell index, Neuberger Berman applies the classification system of Standard & Poor's (Global Industry Classification Standard) to derive the component economic sectors of the Russell index. Any sector-weighting comparison between the fund and the index in this material is based on the same sector derivations.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of the AMT Portfolios may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

(Copyright) 2002 Neuberger Berman Management Inc., distributor. All rights reserved.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

Schedule of Investments Guardian Portfolio
--------------------------------------------------------------------------------


Number of Shares                             Market Value+
Common Stocks (91.0%)
Basic Materials (4.2%)
 59,450     Alcoa Inc.                       $2,113,448
 51,900     Dow Chemical                      1,753,182
 61,880     Mead Corp.                        1,911,473
 42,700     Weyerhaeuser Co.                  2,309,216
                                            ----------
                                              8,087,319
Capital Goods (1.4%)
 43,000     Burlington Northern Santa Fe      1,226,790
 24,570     Emerson Electric                  1,402,947
                                            ----------
                                              2,629,737
Communication Services (7.0%)
155,435     AT&T Corp.                        2,819,591
168,500     Qwest Communications
              International                   2,380,905
 87,900     SBC Communications                3,443,043
 53,460     Verizon Communications            2,537,212
159,700     WorldCom, Inc.                    2,248,576
                                            -----------
                                             13,429,327
Consumer Cyclicals (13.1%)
 22,200     Boeing Co.                          860,916
123,130     Carnival Corp.                     3,457,490[L]
 25,289     Costco Wholesale                  1,122,326*
 21,780     Deere & Co.                         950,915
 58,800     Dover Corp.                       2,179,716
 19,100     duPont                              811,941
 60,200     EchoStar Communications           1,653,694*[L]
 48,000     Federated Department Stores       1,963,200*
 89,800     Gap Inc.                          1,251,812
 58,490     Lear Corp.                        2,230,809*
113,700     Masco Corp.                       2,785,650
 49,100     MGM Mirage                        1,417,517*[L]
 86,000     Sabre Holdings                    3,642,100*
 34,600     Walt Disney                         716,912
                                             ----------
                                             25,044,998
Consumer Staples (6.0%)
 30,778     Clear Channel Communications      1,566,908*
 39,300     Gillette Co.                      1,312,620
 35,800     Kimberly-Clark                    2,140,840
 75,000     Kroger Co.                        1,565,250*
 63,800     Philip Morris                     2,925,230
 41,850     Viacom Inc. Class B               1,847,678*
                                             ----------
                                             11,358,526
Energy (10.7%)
 34,000     Amerada Hess                      2,125,000
 51,700     Burlington Resources              1,940,818
 44,550     ChevronTexaco Corp.               3,992,125
 35,200     Cooper Cameron                    1,420,672*
124,526     Exxon Mobil                       4,893,872
 21,100     Nabors Industries                   724,363*
 21,400     Noble Drilling                      728,456*
 43,250     Royal Dutch Petroleum --
              NY Shares                       2,120,115
 67,700     Talisman Energy                   2,562,445
                                             ----------
                                             20,507,866

Financial Services (22.6%)
 42,500     Ambac Financial Group             2,459,050
 24,700     American Express                    881,543
 15,100     American International
              Group                           1,198,940
 61,010     Bank of America                   3,840,579
 13,500     CIGNA Corp.                       1,250,775
 69,800     Citigroup Inc.                    3,523,504
100,600     Equity Office Properties
              Trust                           3,026,048
 40,900     Freddie Mac                       2,674,860
 88,330     J.P. Morgan Chase                 3,210,795
 26,700     Lehman Brothers
              Holdings                        1,783,560
 44,750     MBIA, Inc.                        2,399,943
 98,370     MetLife, Inc.                     3,116,362
 31,500     MGIC Investment                   1,944,180
 34,075     Morgan Stanley Dean
              Witter                          1,906,156
 51,300     U.S. Bancorp                      1,073,709
 21,370     USA Education                     1,795,507
 78,840     Wachovia Corp.                    2,472,422
103,700     Wells Fargo                       4,505,765
                                             ----------
                                             43,063,698
Health Care (11.8%)
 53,400     Abbott Laboratories               2,977,050
 47,780     American Home Products            2,931,781
 72,700     Becton, Dickinson & Co.           2,410,005
 51,590     Bristol-Myers Squibb              2,631,090
 32,400     Merck & Co.                       1,905,120
 65,100     Pharmacia Corp.                   2,776,515
 78,055     Schering-Plough                   2,795,150
 35,145     Wellpoint Health
              Networks                        4,106,693*[L]
                                             ----------
                                             22,533,404
Insurance (1.1%)
 29,900     Chubb Corp.                       2,063,100

Technology (11.0%)
 38,100     Agilent Technologies              1,086,231*
115,100     Cadence Design Systems            2,522,992*
170,700     Corning Inc.                      1,522,644
 14,800     First Data                        1,161,060
 48,470     Intel Corp.                       1,524,382
 29,200     Lexmark International Group       1,722,800*
206,500     Lucent Technologies               1,298,885
 34,750     Microsoft Corp.                   2,302,882*
 64,400     Motorola, Inc.                      967,288
189,300     Nortel Networks                   1,419,750*[L]
101,786     Sanmina-SCI Corp.                 2,025,541*
165,100     Solectron Corp.                   1,862,328*
127,400     Sun Microsystems                  1,567,020*
                                             ----------
                                             20,983,803
Utilities (2.1%)
 42,400     El Paso Corp.                     1,891,464
 79,320     The Williams Cos.                 2,024,246
                                             ----------
                                              3,915,710

                      See Notes to Schedule of Investments

Schedule of Investments Guardian Portfolio cont'd
--------------------------------------------------------------------------------



Number of Shares                           Market Value+
Total Common Stocks
(Cost $166,101,078)                        $173,617,488
                                           ------------
Preferred Stocks (1.9%)
   138,040   News Corp. ADR
               (Cost $4,176,062)              3,652,538
                                           ------------

Principal Amount
U.S. Government Agency Securities (0.2%)
$  400,000   Fannie Mae, Discount
               Notes, 1.74%, due
               3/28/02
               (Cost $398,337)                  398,337#
                                           ------------
Short-Term Investments (16.2%)
11,005,167   N&B Securities Lending
               Quality Fund, LLC             11,005,167
19,935,845   Neuberger Berman
               Institutional Cash Fund
               Trust Class                   19,935,845@
                                           ------------

Total Short-Term Investments
(Cost $30,941,012)                           30,941,012#
                                           ------------
Total Investments (109.3%)
(Cost $201,616,489)                         208,609,375##
Liabilities, less cash, receivables and
  other assets [(9.3%)]                     (17,798,747)
                                           ------------
Total Net Assets (100.0%)                  $190,810,628
                                           ------------

See Notes to Schedule of Investments

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

Notes to Schedule of Investments Guardian Portfolio

+ Investment securities of the Fund are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Fund values all other securities by a method the trustees of the Trust believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#    At cost, which approximates market value.

## At December 31, 2001, the cost of investments for U.S. Federal income tax purposes was $202,880,773. Gross unrealized appreciation of investments was $12,669,784 and gross unrealized depreciation of investments was $6,941,182, resulting in net unrealized appreciation of $5,728,602, based on cost for U.S. Federal income tax purposes.

*    Non-income producing security.

[L] All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

@ Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).

See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

Statement of Assets and Liabilities
-----------------------------------



                                                                                            Guardian
Neuberger Berman Advisers Management Trust                                                  Portfolio
Assets
  Investments in securities, at market value* (Note A)--see Schedule of Investments      $ 208,609,375
------------------------------------------------------------------------------------------------------
  Dividends and interest receivable                                                            189,941
------------------------------------------------------------------------------------------------------
  Receivable for securities sold                                                                34,500
------------------------------------------------------------------------------------------------------
  Receivable for Fund shares sold                                                              184,725
------------------------------------------------------------------------------------------------------
  Deferred organization costs (Note A)                                                           1,854
------------------------------------------------------------------------------------------------------
  Prepaid expenses and other assets                                                              4,071
======================================================================================================
Total Assets                                                                               209,024,466
======================================================================================================
Liabilities
  Payable for collateral on securities loaned (Note A)                                      11,005,167
------------------------------------------------------------------------------------------------------
  Payable for securities purchased                                                           4,869,235
------------------------------------------------------------------------------------------------------
  Payable for Fund shares redeemed                                                           2,132,086
------------------------------------------------------------------------------------------------------
  Payable for variation margin (Note A)                                                         32,825
------------------------------------------------------------------------------------------------------
  Payable to investment manager (Note B)                                                        83,434
------------------------------------------------------------------------------------------------------
  Payable to administrator (Note B)                                                             46,904
------------------------------------------------------------------------------------------------------
  Accrued expenses and other payables                                                           44,187
======================================================================================================
Total Liabilities                                                                           18,213,838
======================================================================================================
Net Assets at value:                                                                     $ 190,810,628
======================================================================================================
Net Assets consist of:
  Paid-in capital                                                                        $ 195,928,781
------------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                                                 1,170,362
------------------------------------------------------------------------------------------------------
  Accumulated net realized gains (losses) on investments                                   (13,381,715)
------------------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) in value of investments                         7,093,200
======================================================================================================
Net Assets at value                                                                      $ 190,810,628
======================================================================================================
Shares Outstanding ($.001 par value; unlimited shares authorized)                           13,036,410
------------------------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share                                 $       14.64
======================================================================================================
*Cost of Investments                                                                     $ 201,616,489
======================================================================================================

See Notes to Financial Statements

 NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE YEAR ENDED DECEMBER 31, 2001

Statement of Operations
-----------------------

                                                                                    Guardian
Neuberger Berman Advisers Management Trust                                          Portfolio
Investment Income
Income:
Dividend income                                                                   $  2,213,360
----------------------------------------------------------------------------------------------
Interest income (Note A)                                                               738,656
----------------------------------------------------------------------------------------------
Foreign taxes withheld (Note A)                                                        (18,745)
===============================================================================================
Total income                                                                         2,933,271
===============================================================================================
Expenses:
Investment management fee (Note B)                                                     933,346
----------------------------------------------------------------------------------------------
Administration fee (Note B)                                                            510,663
----------------------------------------------------------------------------------------------
Amortization of deferred organization and initial offering expenses (Note A)             1,602
----------------------------------------------------------------------------------------------
Auditing fees                                                                           14,376
----------------------------------------------------------------------------------------------
Custodian fees (Note B)                                                                100,812
----------------------------------------------------------------------------------------------
Insurance expense                                                                        2,417
----------------------------------------------------------------------------------------------
Legal fees                                                                              16,227
----------------------------------------------------------------------------------------------
Shareholder reports                                                                     18,338
----------------------------------------------------------------------------------------------
Reimbursement of expenses previously assumed by administrator (Note B)                  31,786
----------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                             41,427
----------------------------------------------------------------------------------------------
Miscellaneous                                                                            9,905
===============================================================================================
Total expenses                                                                       1,680,899
Expenses reduced by custodian fee expense offset arrangement (Note B)                     (865)
===============================================================================================
Total net expenses                                                                   1,680,034
===============================================================================================
Net investment income (loss)                                                         1,253,237
===============================================================================================
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold                              (7,052,678)
----------------------------------------------------------------------------------------------
Net realized gain (loss) on option contracts (Note A)                                  225,379
----------------------------------------------------------------------------------------------
Net realized gain (loss) on financial futures contracts (Note A)                    (4,549,372)
----------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) in value of:
     Investment securities (Note A)                                                  5,377,161
     -----------------------------------------------------------------------------------------
     Financial futures contracts (Note A)                                              958,286
     -----------------------------------------------------------------------------------------
     Option contracts (Note A)                                                          (5,257)
     -----------------------------------------------------------------------------------------
     Foreign currency (Note A)                                                            (111)
     ==========================================================================================
Net gain (loss) on investments                                                      (5,046,592)
===============================================================================================
Net increase (decrease) in net assets resulting from operations                   $ (3,793,355)
===============================================================================================



                                       9
See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

Statement of Changes in Net Assets
----------------------------------

                                                                                     Guardian Portfolio
                                                                            ---------------------------------
                                                                                    Year Ended December 31,
Neuberger Berman Advisers Management Trust                                          2001               2000
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                               $   1,253,237      $     690,500
-----------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                      (11,376,671)         9,057,465
-----------------------------------------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of investments            6,330,079        (10,360,137)
===========================================================================================================
Net increase (decrease) in net assets resulting from operations               (3,793,355)          (612,172)
===========================================================================================================
Distributions to Shareholders From:
Net investment income                                                           (706,505)          (639,155)
-----------------------------------------------------------------------------------------------------------
Net realized gain on investments                                             (10,092,928)                --
===========================================================================================================
Total distributions to shareholders                                          (10,799,433)          (639,155)
===========================================================================================================
From Fund Share Transactions:
Proceeds from shares sold                                                    142,404,014         76,812,824
-----------------------------------------------------------------------------------------------------------
Proceeds from reinvestment of dividends and distributions                     10,799,433            639,155
-----------------------------------------------------------------------------------------------------------
Payments for shares redeemed                                                 (78,893,062)       (66,158,688)
===========================================================================================================
Net increase (decrease) from Fund share transactions                          74,310,385         11,293,291
===========================================================================================================
Net Increase (Decrease) in Net Assets                                         59,717,597         10,041,964
Net Assets:
Beginning of year                                                            131,093,031        121,051,067
===========================================================================================================
End of year                                                                $ 190,810,628      $ 131,093,031
===========================================================================================================
Accumulated undistributed net investment income (loss) at end of year      $   1,170,362      $     687,271
===========================================================================================================
Number of Fund Shares:
Sold                                                                           9,437,222          4,716,317
-----------------------------------------------------------------------------------------------------------
Issued on reinvestment of dividends and distributions                            723,823             44,202
-----------------------------------------------------------------------------------------------------------
Redeemed                                                                      (5,354,381)        (4,169,541)
===========================================================================================================
Net increase (decrease) in shares outstanding                                  4,806,664            590,978
===========================================================================================================

See Notes to Financial Statements

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

Notes to Financial Statements Guardian Portfolio
------------------------------------------------

Note A--Summary Of Significant Accounting Policies:

1 General: Guardian Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware business trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of nine separate operating series (the "Funds"). The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

     The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.

     Prior to May 1, 2000, the Fund was part of a master/feeder structure, investing all of its net investable assets in AMT Guardian Investments, a series of Advisers Managers Trust. Effective May 1, 2000, the Fund converted to a conventional fund structure. The Fund redeemed its investment in AMT Guardian Investments in return for delivery of the portfolio securities, at current net asset value, subject to the liabilities of AMT Guardian Investments.


2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.


3 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.


4 Taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.


5 Dividends and distributions to shareholders: Income dividends and distributions from net realized capital gains, if any, are normally distributed in February. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($12,017,007 expiring in 2009, determined as of December 31, 2001), it is the policy of the Fund not to distribute such gains.

Notes to Financial Statements Guardian Portfolio cont'd
-------------------------------------------------------

     The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

     For the years ended December 31, 2001 and 2000, there were no significant differences between the book basis and tax basis character of distributions to shareholders. Additionally, at year-end, there were no significant differences between the book basis and tax basis of components of net assets, other than differences in the net unrealized appreciation (depreciation) in value of investments attributable to the tax deferral of losses on wash sales.


6 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.


7 Organization expenses: Organization expenses incurred by the Fund are being amortized on a straight-line basis over a five-year period. At December 31, 2001, the unamortized balance of such expenses amounted to $1,854.


8 Expense allocation: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, to each of the Funds.


9 Call options: Premiums received by the Fund upon writing a covered call option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. The Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

     Summary of option transactions for the year ended December 31, 2001:


                                                       Value When
                                            Number       Written
     Contracts outstanding 12/31/00           280      $   85,657
     Contracts written                      1,419         518,068
     Contracts expired                       (308)        (49,058)
     Contracts exercised                     (240)        (34,136)
     Contracts closed                      (1,151)       (520,531)
                                           ------      ----------
     Contracts outstanding 12/31/01             0      $        0
                                           ------      ----------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001


10 Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against a possible decline in the value of the Fund's securities and/or for purposes of managing cash flow. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. Federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

     At December 31, 2001, open positions in financial futures contracts were as follows:


     Expiration         Open Contracts    Position    Unrealized Appreciation

     March 2002     13 S&P 500 Futures        Long          $100,425

     At December 31, 2001, the Fund had deposited $400,000 Fannie Mae, Discount Notes, 1.74%, due 3/28/02, in a segregated account to cover margin requirements on open financial futures contracts.


11 Security lending: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund will not lend securities on which covered call options have been written, or lend securities on terms which would prevent investors from qualifying as a regulated investment company. The Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund receives cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Fund receives a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of

Notes to Financial Statements Guardian Portfolio cont'd
-------------------------------------------------------

     the lending transactions. This income is reflected in the Statement of Operations under the caption Interest income. At December 31, 2001, the value of the securities loaned, the value of the collateral and the income earned on loaned securities during the year ended December 31, 2001 were $10,847,245, $11,005,167 and $17,027, respectively.


12 Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.


13 Income recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a significant effect on the financial statements.


14 Affiliated transactions: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), an affiliated fund managed by Neuberger Berman Management Inc. ("Management"). The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund does not pay Management an investment management fee associated with its investment in the Cash Fund. For the year ended December 31, 2001, income earned on this investment amounted to $62,296 and is reflected in the Statement of Operations under the caption Interest income.


     Note B--Management Fees, Administration Fees, Distribution Arrangements, And Other Transactions With Affiliates:

     Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.

     The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

     Prior to June 7, 2001, the Fund paid Management a fee for investment management services at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001


     $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion.

     The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets.

     Effective May 1, 1995, the trustees of the Trust adopted a non-fee distribution plan for each series of the Trust.

     Management has contractually undertaken through April 30, 2002 to reimburse the Fund for its operating expenses (including the fees payable to Management, but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the year ended December 31, 2001, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2005 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. For the year ended December 31, 2001, the Fund reimbursed Management $31,786 under this agreement. At December 31, 2001, the Fund has no remaining contingent liability to Management under the agreement.

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

     The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $865.

     Note C--Securities Transactions:

     During the year ended December 31, 2001, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, and option contracts) of $189,762,035 and $119,968,434, respectively.

     During the year ended December 31, 2001, brokerage commissions on securities transactions amounted to $423,097, of which Neuberger received $227,024, and other brokers received $196,073.

     Note D--Line Of Credit:

     At December 31, 2001, the Fund was a holder of a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility

Notes to Financial Statements Guardian Portfolio cont'd
-------------------------------------------------------


     fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at December 31, 2001, nor had the Fund utilized this line of credit at any time prior to that date.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001

Financial Highlights Guardian Portfolio+

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.[+/+]





                                                                                                        Period from
                                                                                                   November 3, 1997(carr)
                                                           Year Ended December 31,                   to December 31,
                                            -----------------------------------------------------   ------------------
                                                 2001          2000          1999          1998           1997
Net Asset Value, Beginning of Period         $  15.93      $  15.85      $  13.84      $  10.52         $ 10.00
                                             --------      --------      --------      --------         -------
Income From Investment Operations
Net Investment Income (Loss)                      .11           .09           .09           .11             .01
Net Gains or Losses on Securities (both
 realized and unrealized)                        (.33)          .08[Y]       1.97          3.22[Y]          .51
                                             --------      --------      --------      --------         -------
Total From Investment Operations                 (.22)          .17          2.06          3.33             .52
                                             --------      --------      --------      --------         -------
Less Distributions
From Net Investment Income                       (.07)         (.09)         (.05)         (.01)             --
From Net Capital Gains                          (1.00)           --            --            --              --
                                             --------      --------      --------      --------         -------
Total Distributions                             (1.07)         (.09)         (.05)         (.01)             --
                                             --------      --------      --------      --------         -------
Net Asset Value, End of Period               $  14.64     $   15.93       $ 15.85      $  13.84         $ 10.52
                                             --------      --------      --------      --------         -------
Total Return++                                  -1.51%        +1.13%       +14.93%       +31.67%          +5.20%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)      $  190.8     $   131.1       $ 121.1      $   74.1         $   0.6
Ratio of Gross Expenses to Average Net
 Assets #                                         .99%         1.00%         1.00%         1.00%           1.06%*
Ratio of Net Expenses to Average Net
 Assets [SS]                                      .99%         1.00%         1.00%         1.00%           1.00%*
Ratio of Net Investment Income (Loss) to
 Average Net Assets                               .74%          .57%          .61%          .80%            .98%*
Portfolio Turnover Rate                            79%          124%          107%          197%             12%

See Notes to Financial Highlights

Notes to Financial Highlights Guardian Portfolio

+ The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Guardian Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

++ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.


[SS] After reimbursement of expenses by Management. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                            Period from
                                         Year Ended    November 3, 1997
                                        December 31,     to December 31,
                                            1998                1997

                                            1.14%              30.06%

          After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratios of net expenses to average daily net assets would have been:


                                                  Year Ended December 31,
                                               2001        2000        1999

                                                .97%        .99%        .98%

(carr)    The date investment operations commenced.

[+/+] The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

*         Annualized.

**        Not annualized.

[Y] The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001


Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees of
Neuberger Berman Advisers Management Trust and
Shareholders of Guardian Portfolio

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Guardian Portfolio, one of the series constituting the Neuberger Berman Advisers Management Trust (the "Trust"), as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Guardian Portfolio of Neuberger Berman Advisers Management Trust at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP




Boston, Massachusetts
February 1, 2002

Trustees and Officers (Unaudited)
---------------------------------

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.


Information about the Board of Trustees

----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                  Portfolios in
                               Position and                                       Fund Complex
                              Length of Time                                       Overseen by   Other Directorships Held Outside
Name, Age, and Address (1)      Served (2)        Principal Occupation(s) (3)        Trustee         Fund Complex by Trustee
----------------------------------------------------------------------------------------------------------------------------------
 John Cannon (71)            Trustee since    Retired. Formerly, Chairman               26      Independent Trustee or
                             1994             and Chief Investment Officer of                   Director of three series of
                                              CDC Capital Management                            Oppenheimer Funds:
                                              (registered investment adviser)                   Limited Term New York
                                              (1993-Jan. 1999).                                 Municipal Fund, Rochester
                                                                                                Fund Municipals, and
                                                                                                Oppenheimer Convertible
                                                                                                Securities Fund, 1992 to
                                                                                                present.

----------------------------------------------------------------------------------------------------------------------------------
 Faith Colish (66)           Trustee since    Attorney at Law and President,            26
                             1982             Faith Colish, A Professional
                                              Corporation; 1980 to present.

----------------------------------------------------------------------------------------------------------------------------------
 Walter G. Ehlers (68)       Trustee since    Consultant.                               26
                             1989

----------------------------------------------------------------------------------------------------------------------------------
 C. Anne Harvey (63)         Trustee since    Consultant, C. A. Harvey                  26
                             1998             Associates, June 2001 to present;
                                              Member, Individual Investors
                                              Advisory Committee to the
                                              New York Stock Exchange
                                              Board of Directors, 1998 to
                                              present; Secretary, Board of
                                              Associates to The National
                                              Rehabilitation Hospital's Board
                                              of Directors; Director of
                                              American Association of Retired
                                              Persons (AARP), 1978 to
                                              December 2000; Member,
                                              American Savings Education
                                              Council's Policy Board (ASEC),
                                              1998-2000; Member, Executive
                                              Committee, Crime Prevention
                                              Coalition of America,
                                              1997-2000.
----------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001


----------------------------------------------------------------------------------------------------------------------------------
                                                                                    Number of
                                                                                  Portfolios in
                               Position and                                       Fund Complex
                              Length of Time                                       Overseen by   Other Directorships Held Outside
Name, Age, and Address (1)      Served (2)        Principal Occupation(s) (3)        Trustee         Fund Complex by Trustee
----------------------------------------------------------------------------------------------------------------------------------
 Barry Hirsch (68)           Trustee since    Senior Vice President and               26
                             1988             General Counsel of Loews
                                              Corporation (diversified
                                              financial corporation).

----------------------------------------------------------------------------------------------------------------------------------
 Robert A. Kavesh (74)       Trustee since    Professor of Finance and                26        Director, Delaware Labs,
                             1986             Economics at Stern School of                      1978 to present (cosmetics).
                                              Business, New York University.

----------------------------------------------------------------------------------------------------------------------------------
 Howard A. Mileaf (64)       Trustee since    Retired. Director, State Theatre        26        Formerly, Director of Kevlin
                             1984             of New Jersey (not-for-profit                     Corporation (manufacturer of
                                              theater), 2000 to present;                        microwave and other
                                              Formerly, Vice President and                      products).
                                              Special Counsel to WHX
                                              Corporation (holding company);
                                              1993-2001.

----------------------------------------------------------------------------------------------------------------------------------
 John P. Rosenthal (69)      Trustee since    Senior Vice President of                26        Formerly, Director, Cancer
                             1985             Burnham Securities Inc. (a                        Treatment Holdings, Inc.
                                              registered broker-dealer) since
                                              1991; Director, 92nd Street Y
                                              (non-profit), 1967 to present.

----------------------------------------------------------------------------------------------------------------------------------
 William E. Rulon (69)       Trustee since    Retired. Senior Vice President          26        Director of Prandium, Inc.
                             1986             of Foodmaker. Inc. (operator                      since March 2001
                                              and Franchiser of Restaurants)                    (restaurants).
                                              until January 1997; Secretary of
                                              Foodmaker, Inc. until July 1996;
                                              Director, Pro-Kids Golf and
                                              Learning Academy, 1998 to
                                              present (teach golf and
                                              computer usage to "at risk"
                                              children).

----------------------------------------------------------------------------------------------------------------------------------
 Cornelius T. Ryan (70)      Trustee since    General Partner of Oxford               26        Formerly, Director of Capital
                             1982             Partners and Oxford Bioscience                    Cash Management Trust
                                              Partners (venture capital                         (money market fund) and
                                              partnerships) and President of                    Prime Cash Fund.
                                              Oxford Venture Corporation.

----------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd


------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Number of
                                                                                     Portfolios in
                               Position and                                          Fund Complex
                              Length of Time                                          Overseen by   Other Directorships Held Outside
 Name, Age, and Address (1)     Served (2)          Principal Occupation(s) (3)         Trustee         Fund Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
 Tom Decker Seip (51)        Trustee since      President and CEO of Westaff,              26      Director, H&R Block, Inc.
                             2000               Inc., May 2001 to January 2002                     (financial services company),
                                                (temporary staffing); General                      May 2001 to present;
                                                Partner of Seip Investments LP                     Director, General Magic
                                                (a private investment                              (voice recognition software),
                                                partnership); Senior Executive at                  November 2001 to present;
                                                the Charles Schwab                                 Director, Forward
                                                Corporation from 1983 to 1999;                     Management, Inc. (asset
                                                including Chief Executive                          management), 2001-present;
                                                Officer of Charles Schwab                          Member of the Board of
                                                Investment Management, Inc.                        Directors of E-Finance
                                                and Trustee of Schwab Family                       Corporation (credit
                                                of Funds and Schwab                                decisioning services), 1999 to
                                                Investments from 1997 to 1998;                     present; Director,
                                                Executive Vice President-Retail                    Save-Daily.com (micro
                                                Brokerage for Charles Schwab                       investing services), 1999 to
                                                Investment Management from                         present; Formerly, Director of
                                                1994 to 1997.                                      Offroad Capital Inc.
                                                                                                   (pre-public internet
                                                                                                   commerce company).

------------------------------------------------------------------------------------------------------------------------------------
 Gustave H. Shubert (72)     Trustee since      Senior Fellow/Corporate                    26
                             1989               Advisor and Advisory Trustee of
                                                Rand (a non-profit public
                                                interest research institution)
                                                since 1989; Honorary Member
                                                of the Board of Overseers of the
                                                Institute for Civil Justice, the
                                                Policy Advisory Committee of
                                                the Clinical Scholars Program at
                                                the University of California, the
                                                American Association for the
                                                Advancement of Science, the
                                                Council on Foreign Relations,
                                                and the Institute for Strategic
                                                Studies (London); advisor to the
                                                Program Evaluation and
                                                Methodology Division of the
                                                U.S. General Accounting Office;
                                                formerly Senior Vice President
                                                and Trustee of Rand.

------------------------------------------------------------------------------------------------------------------------------------

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001


------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Number of
                                                                                 Portfolios in
                               Position and                                      Fund Complex
                              Length of Time                                      Overseen by   Other Directorships Held Outside
 Name, Age, and Address (1)     Served (2)       Principal Occupation(s) (3)        Trustee         Fund Complex by Trustee
------------------------------------------------------------------------------------------------------------------------------------
 Candace L. Straight (54)    Trustee since    Private investor and consultant         26
                             1983             specializing in the insurance
                                              industry; Advisory Director of
                                              Securities Capital LLC (a global
                                              private equity investment firm
                                              dedicated to making
                                              investments in the insurance
                                              sector).

------------------------------------------------------------------------------------------------------------------------------------
 Peter P. Trapp (57)         Trustee since    Regional Manager for Atlanta            26
                             1984             Region, Ford Motor Credit
                                              Company since August, 1997;
                                              prior thereto, President, Ford
                                              Life Insurance Company,
                                              April 1995 until August 1997.

------------------------------------------------------------------------------------------------------------------------------------
 Michael M. Kassen* (48)     President and    Executive Vice President and            26       Executive Vice President,
                             Trustee since    Chief Investment Officer of                      Chief Investment Officer and
                             1999             Neuberger Berman since 1999;                     Director of Neuberger
                                              Executive Vice President and                     Berman Inc. (holding
                                              Chief Financial Officer of NB                    company) since 1999;
                                              Management from                                  Chairman since May 2000
                                              November 1999 to March 2000;                     and Director of NB
                                              Vice President of NB                             Management since
                                              Management from 1990 until                       January 1996.
                                              1999; Partner or Principal of
                                              Neuberger Berman from 1993.

------------------------------------------------------------------------------------------------------------------------------------
 Edward I. O'Brien* (73)     Trustee since    Member, Investment Policy               26       Director of Legg Mason, Inc.
                             1993             Committee, Edward Jones,                         (financial services holding
                                              1993-2001; President of the                      company), 1993 to present;
                                              Securities Industry Association                  Director, Boston Financial
                                              ("SIA") (securities industry's                   Group (real estate and tax
                                              representative in government                     shelters) 1993-1999.
                                              relations and regulatory matters
                                              at the federal and state levels)
                                              from 1974-1992; Adviser
                                              to SIA from November
                                              1992-November 1993.

------------------------------------------------------------------------------------------------------------------------------------

Trustees and Officers (Unaudited) cont'd
----------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                  Number of
                                                                                Portfolios in
                               Position and                                     Fund Complex
                              Length of Time                                     Overseen by   Other Directorships Held Outside
 Name, Age, and Address (1)     Served (2)       Principal Occupation(s) (3)       Trustee         Fund Complex by Trustee
----------------------------------------------------------------------------------------------------------------------------------
 Peter E. Sundman* (42)      Chairman of      Executive Vice President of      26             Executive Vice President and
                             the Board,       Neuberger Berman since 1999;                    Director of Neuberger
                             Chief            Principal of Neuberger Berman                   Berman Inc. (holding
                             Executive        from 1997 until 1999; Senior                    company) since 1999;
                             Officer and      Vice President of NB                            President and Director of NB
                             Trustee since    Management from 1996 until                      Management since 1999.
                             1999             1999; Director of Institutional
                                              Services of NB Management
                                              from 1988 until 1996.

----------------------------------------------------------------------------------------------------------------------------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Kassen are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Portfolios and other funds for which NB Management serves as investment manager.

                    NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST DECEMBER 31, 2001



Information about the Officers of the Trust


                                             Position and
 Name, Age, and Address (1)           Length of Time Served (2)                    Principal Occupation(s) (3)
------------------------------------------------------------------------------------------------------------------------
Claudia A. Brandon (45)        Secretary since 1986                      Vice President-Mutual Fund Board Relations
                                                                         of NB Management since 2000; Employee of
                                                                         Neuberger Berman since 1999; Vice President
                                                                         of NB Management from 1986 to 1999;
                                                                         Secretary of two other mutual funds for which
                                                                         NB Management acts as investment manager
                                                                         and administrator.

Robert Conti (45)              Vice President since 2000                 Vice President of Neuberger Berman since
                                                                         1999; Senior Vice President of NB
                                                                         Management since 2000; Controller of NB
                                                                         Management until 1996; Treasurer of NB
                                                                         Management from 1996 until 1999; Vice
                                                                         President of two other mutual funds for which
                                                                         NB Management acts as investment manager
                                                                         and administrator since 2000.

Stacy Cooper-Shugrue (38)      Assistant Secretary since 1991            Employee of Neuberger Berman since 1999;
                                                                         Assistant Vice President of NB Management
                                                                         from 1993 to 1999; Assistant Secretary of two
                                                                         other mutual funds for which NB Management
                                                                         acts as investment manager and administrator.

Barbara DiGiorgio (43)         Assistant Treasurer since 1996            Vice President of Neuberger Berman since
                                                                         1999; Assistant Vice President of NB
                                                                         Management from 1993 to 1999; Assistant
                                                                         Treasurer since 1996 of two other mutual funds
                                                                         for which NB Management acts as investment
                                                                         manager and administrator.

Brian J. Gaffney (48)          Vice President since 2000                 Managing Director of Neuberger Berman since
                                                                         1999; Senior Vice President of NB
                                                                         Management since 2000; Vice President of NB
                                                                         Management from 1997 until 1999; Vice
                                                                         President of two other mutual funds for which
                                                                         NB Management acts as investment manager
                                                                         and administrator since 2000.

Richard Russell (55)           Treasurer and Principal Financial and     Vice President of Neuberger Berman since
                               Accounting Officer since 1993             1999; Vice President of NB Management from
                                                                         1993 until 1999; Treasurer and Principal
                                                                         Financial and Accounting Officer of two other
                                                                         mutual funds for which NB Management acts
                                                                         as investment manager and administrator.

Information about the Officers of the Trust cont'd
--------------------------------------------------


                                         Position and
 Name, Age, and Address (1)        Length of Time Served (2)                Principal Occupation(s) (3)
-----------------------------------------------------------------------------------------------------------------
Frederic B. Soule (54)         Vice President since 2000          Vice President of Neuberger Berman since
                                                                  1999; Vice President of NB Management from
                                                                  1995 until 1999; Vice President of two other
                                                                  funds for which NB Management acts as
                                                                  investment manager and administrator since
                                                                  2000.

Celeste Wischerth (40)         Assistant Treasurer since 1993     Vice President of Neuberger Berman since
                                                                  1999; Assistant Vice President of NB
                                                                  Management from 1994 to 1999; Assistant
                                                                  Treasurer since 1996 of two other mutual funds
                                                                  for which NB Management acts as investment
                                                                  manager and administrator.

--------------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the by-laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.